Form N-CSR Item 19(b) Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               The undersigned hereby certify in their capacity as Principal Financial Officer and Principal Executive Officer, respectively, of Morgan Stanley ETF Trust that:

(a)     the Semi-annual Report of the Morgan Stanley ETF Trist on Form N-CSR for the period ended March 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Morgan Stanley ETF Trust for such period.

A signed original of this written statement required by section 906 has been provided to the Morgan Stanley ETF Trust and will be retained by the Morgan Stanley ETF Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Morgan Stanley ETF Trust

Date:   May 19, 2025

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

Date:   May 19, 2025

/s/ John H. Gernon

John H. Gernon
Principal Executive Officer